UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

BARNWELL INDUSTRIES, INC.

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(Exact name of registrant as specified in its charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Alakea Street, Suite 2900, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (808) 531-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Registrant learned that Erik Hazelhoff-Roelfzema, a member of the Registrant’s Board of Directors since 1977, passed-away on September 26, 2007. Mr. Hazelhoff-Roelfzema was a member of the Executive Committee.

On September 26, 2007 the Executive Committee of the Registrant’s Board of Directors voted to remove Warren D. Steckley from his position of Vice President, Canadian Operations, and as such Mr. Steckley is no longer an executive officer of the Registrant. Mr. Steckley remains President and Chief Operating Officer of Barnwell of Canada, Limited, a wholly-owned subsidiary of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNWELL INDUSTRIES, INC.

Date: September 26, 2007	/s/ Russell M. Gifford
Russell M. Gifford Executive Vice President and Chief Financial Officer